UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 5, 2014 (June 4, 2014)

GSV CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

2925 Woodside Road

Woodside, CA 94062

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 206-2965

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

GSV Capital Corp. (the “Company”) held its Annual Meeting of Stockholders on June 4, 2014 and submitted two matters to the vote of the stockholders. A summary of the matters voted upon by shareholders is set forth below.

1. Stockholders elected two nominees for directors, each to serve for a three-year term to expire at the 2017 Annual Meeting of Stockholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mark D. Klein	3,176,620	837,250	10,409,576
R. David Spreng	3,435,027	578,843	10,409,576

2. Stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, based on the following votes:

For	Against	Abstentions	Broker Non-Votes
13,836,726	217,531	369,189	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2014	GSV CAPITAL CORP.

	By:	/s/ Michael T. Moe
Michael T. Moe
Chief Executive Officer